EXHIBIT 99.1

                                JANUARY 28, 2005

   GEORGIA BANK FINANCIAL ANNOUNCES RECORD EARNINGS AND DECLARES CASH DIVIDEND

     Georgia Bank Financial Corporation, the holding company for Georgia Bank & Trust Company, Augusta's largest community banking company, reported net income increased 10.6% for the three months ended December 31, 2004 compared to the fourth quarter of 2003. Net income for the fourth quarter was $2,219,125 or 42 cents per diluted share, compared to $2,007,310 or 37 cents per diluted share in the fourth quarter of 2003.

     Record net income for the twelve months ended December 31, 2004 was $8,704,276, a 9.7% increase over the $7,933,101 reported in the same period in 2003. Diluted earnings per share for 2004 were $1.63 versus $1.48 per diluted share for the twelve months ended December 31, 2003.

     "We are very pleased with the Company's financial performance for both the quarter and the year. The results for 2004 represent continued growth in earnings beyond that of 2003, when mortgage volume contributed to extraordinary profitability. This 2004 performance was a result of strong, double-digit growth in the Bank's core business of lending and deposit-gathering," stated R. Daniel Blanton, President and Chief Executive Officer.

As of December 31, 2004, the Augusta company reported total assets of $706.5 million, up from $630.6 million at December 31, 2003, an increase of 12.0%. Total loans were $494.2 million at December 31, 2004, up 14.2% from the previous year end level of $432.7 million. Total deposits increased to $556.8 million, up from $483.9 million at December 31, 2003, an increase of 15.1%.

     "The record earnings for the year resulted from increases in net interest income generated by loan growth of $61.5 million during the year." according to Ronald L. Thigpen, Executive Vice President and Chief Operating Officer.

     The Company also announced that the Board of Directors has approved the payment of a quarterly cash dividend of 13 cents per share on outstanding shares of its Common Stock. The dividend is payable on February 18, 2005 to shareholders of record as of February 2, 2005.

     Georgia Bank & Trust Company of Augusta, the Company's subsidiary, provides banking, asset management and mortgage services through eight offices in the Metro Augusta market. The Bank is the largest locally-owned and operated Bank in Richmond and Columbia County and is "The Oldest Name in Augusta Banking."

     For further information, please contact R. Daniel Blanton, President or Ronald L. Thigpen, Executive Vice President at (706) 738-6990.


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
                         GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                    Consolidated Balance Sheets


                                    ASSETS                           December 31,
                                                                         2004        December 31,
                                                                      (Unaudited)         2003
                                                                     -------------  --------------
Cash and due from banks                                              $ 13,186,173   $  15,704,566
Federal Funds Sold                                                     12,326,000
Interest-bearing deposits in other banks                                  512,024          17,318
                                                                     -------------  --------------
      Cash and cash equivalents                                        26,024,197      15,721,884

Investment securities
  Available-for-sale                                                  152,637,090     151,394,463
  Held-to-maturity, at cost (fair values of
    $3,997,361 and $5,750,099, respectively)                            3,776,428       5,437,519

Loans held for sale                                                    14,778,614      14,047,080
Loans                                                                 479,391,209     418,632,111
  Less allowance for loan losses                                       (7,930,366)     (7,277,589)
                                                                     -------------  --------------
      Loans, net                                                      471,460,843     411,354,522

Premises and equipment, net                                            18,437,500      14,250,543
Accrued interest receivable                                             3,638,247       3,784,888
Intangible assets, net                                                    139,883         139,883
Bank-owned life insurance                                              11,463,591      10,971,633
Other assets                                                            4,160,918       3,530,542
                                                                     -------------  --------------

                                                                     $706,517,311   $ 630,632,957
                                                                     =============  ==============

                LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing                                                $ 80,798,355   $  68,033,102
  Interest-bearing:
    NOW accounts                                                       80,417,657      72,386,405
    Savings                                                           225,533,029     194,366,425
    Money management accounts                                          25,142,955      22,137,192
    Time deposits over $100,000                                       106,835,743      97,631,749
    Other time deposits                                                38,056,932      29,396,929
                                                                     -------------  --------------
                                                                      556,784,671     483,951,802

Federal funds purchased and securities sold
  under repurchase agreements                                          44,581,259      56,968,754
Advances from Federal Home Loan Bank                                   40,000,000      30,000,000
Other borrowed funds                                                      900,000         800,000
Accrued interest and other liabilities                                  5,271,556       5,223,354
                                                                     -------------  --------------
       Total liabilities                                              647,537,486     576,943,910
                                                                     -------------  --------------

Stockholders' equity:
  Common stock, $3.00 par value; 10,000,000
    shares authorized; 5,283,346 and 5,284,746 shares issued
    In 2004 and 2003 respectively; 5,249,604 and 5,247,204 shares
    outstanding in 2004 and 2003, respectively                         15,850,038      15,854,238
  Additional paid-in capital                                           34,199,784      34,337,584
  Retained earnings                                                     8,976,237       3,001,079
  Treasury stock, at cost 35,742 and 37,542 shares in
    2004 and 2003, respectively                                          (407,743)       (507,360)
  Accumulated other comprehensive income                                  361,509       1,003,506
                                                                     -------------  --------------
       Total stockholders' equity                                      58,979,825      53,689,047
                                                                     -------------  --------------

                                                                     $706,517,311   $ 630,632,957
                                                                     =============  ==============


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
                          GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                                  Consolidated Statements of Income

                                             (Unaudited)


                                                   Three Months Ended             Year Ended
                                                      December 31,               December 31,
                                                ------------------------  --------------------------
                                                   2004         2003          2004          2003
                                                -----------  -----------  ------------  ------------
Interest income:
  Loans, including fees                         $7,730,325   $6,464,266   $28,235,160   $25,839,796
  Investment securities                          1,774,965    1,736,081     7,039,261     6,405,123
  Federal funds sold                                26,941       18,291        72,941        88,506
  Interest-bearing deposits in other banks           2,753           21         3,293         3,517
                                                -----------  -----------  ------------  ------------
          Total interest income                  9,534,984    8,218,659    35,350,655    32,336,942
                                                -----------  -----------  ------------  ------------

Interest expense:
  Deposits                                       2,123,329    1,615,197     7,222,141     7,251,075
  Federal funds purchased and securities sold
    under repurchase agreements                    196,714      159,425       651,185       645,949
  Other borrowings                                 448,553      449,208     1,797,163     1,788,137
                                                -----------  -----------  ------------  ------------
          Total interest expense                 2,768,596    2,223,830     9,670,489     9,685,161
                                                -----------  -----------  ------------  ------------

          Net interest income                    6,766,388    5,994,829    25,680,166    22,651,781

Provision for loan losses                          575,403      568,753     1,588,426     1,694,141
                                                -----------  -----------  ------------  ------------

          Net interest income after provision
             for loan losses                     6,190,985    5,426,076    24,091,740    20,957,640
                                                -----------  -----------  ------------  ------------

Noninterest income:
  Service charges and fees on deposits           1,296,155    1,142,806     4,924,629     4,514,269
  Gain on sale of loans                          1,337,948    1,693,640     5,705,051     8,875,410
  Investment securities losses, net                (99,281)    (158,637)     (101,990)     (203,325)
  Retail investment income                          99,660       58,374       444,479       279,717
  Trust service fees                               149,022      106,029       554,331       353,115
  Increase in cash surrender value of
    bank-owned life insurance                      121,171      122,792       491,958       324,882
  Miscellaneous income                             122,719       93,055       443,017       378,420
                                                -----------  -----------  ------------  ------------
          Total noninterest income               3,027,394    3,058,059    12,461,475    14,522,488
                                                -----------  -----------  ------------  ------------

Noninterest expense:
  Salaries                                       3,023,983    2,597,551    11,649,152    12,428,169
  Employee benefits                                715,589      866,563     2,905,631     2,904,002
  Occupancy expenses                               689,644      597,638     2,622,953     2,394,793
  Other operating expenses                       1,652,603    1,536,705     6,566,480     5,837,064
                                                -----------  -----------  ------------  ------------
          Total noninterest expense              6,081,819    5,598,457    23,744,216    23,564,028
                                                -----------  -----------  ------------  ------------

          Income before income taxes             3,136,560    2,885,678    12,808,999    11,916,100

Income tax expense                                 917,435      878,368     4,104,723     3,982,999
                                                -----------  -----------  ------------  ------------

          Net income                            $2,219,125   $2,007,310   $ 8,704,276   $ 7,933,101
                                                ===========  ===========  ============  ============


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
                     GEORGIA BANK FINANCIAL CORPORATION AND SUBSIDIARY
                             Consolidated Statements of Income

                                        (Unaudited)


                                              Three Months Ended          Year Ended
                                                  December 31,           December 31,
                                            ----------------------  ----------------------
                                               2004        2003        2004        2003
                                            ----------  ----------  ----------  ----------
Basic net income per share                  $     0.42  $     0.38  $     1.66  $     1.51
                                            ==========  ==========  ==========  ==========

Diluted net income per share                $     0.42  $     0.37  $     1.63  $     1.48
                                            ==========  ==========  ==========  ==========

Weighted average common shares outstanding   5,249,147   5,247,204   5,247,901   5,247,204
                                            ==========  ==========  ==========  ==========

Weighted average number of common and
  common equivalent shares outstanding       5,325,488   5,367,255   5,323,924   5,359,815
                                            ==========  ==========  ==========  ==========


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